SECOND AMENDMENT
TO THE
SEVENTH AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
ACADIAN ASSET MANAGEMENT LLC

This Second Amendment (this “Amendment”) effective as of December 30, 2023 to the Seventh Amended and Restated Limited Liability Agreement of Acadian Asset Management LLC (the “Company”), dated as of February 26, 2018, as amended from time to time (the “Agreement”), is made and entered into by and between BrightSphere Affiliate Holdings LLC f/k/a OMAM Affiliate Holdings LLC (“BrightSphere”) and Acadian KELP LP (“KELP”). Capitalized expressions not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

WHEREAS: Section 6.1(d) of the Agreement, as amended by that certain Amendment dated December 30, 2022 by and between the parties hereto (the “First Amendment”), provides that, except as otherwise set forth in the Agreement, until the KELP Rights Expiration Date, the approval of a majority of the KELP Managers is required to take certain actions set forth in such Section 6.1(d) (the “KELP Veto Rights”); and

WHEREAS: BrightSphere and the KELP desire to amend the Agreement to provide for an extension of the KELP Veto Rights as set forth herein.

NOW THEREFORE, in consideration of the mutual promises and agreements made herein and intending to be legally bound hereby, the parties hereto agree to amend the Agreement as follows:

1.The definition of “KELP Rights Expiration Date” in the Agreement is hereby replaced in its entirety by the following:

““KELP Rights Expiration Date” shall mean the earliest of (i) December 31, 2024, (ii) the consummation of a Liquidity Event, (iii) a sale of BrightSphere Investment Group Inc.’s interest (directly or indirectly) in the Company and (iv) a change in control of BrightSphere Investment Group Inc.; provided that, for the avoidance of doubt, none of clauses (ii), (iii) or (iv) shall be triggered by any change in the name or stock ticker of BrightSphere Investment Group Inc. or any of its Affiliates, any internal restructuring or reorganization involving BrightSphere Investment Group Inc. or any of its Affiliates, or any other action currently contemplated in connection with the Company becoming (in form or substance) a public company.”

2.As amended by this Amendment, the Agreement constitutes the entire agreement between the parties and supersedes all prior and contemporaneous agreements and understandings of the parties it being understood and agreed, however, that any provisions of the Agreement not expressly amended by this Amendment shall hereupon and hereafter apply and be construed mutatis mutandis after giving effect to all modifications to the Agreement effected by this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

BRIGHTSPHERE AFFILIATE HOLDINGS LLC (F/K/A OMAM AFFILIATE HOLDINGS LLC)
By: BrightSphere Inc.
its Sole Member

By: _/s/ Richard Hart__________________
Name: Richard Hart
Title: Chief Legal Officer

Acadian KELP LP
By: Acadian KELP GP LLC

By:_/s/ Kelly Young_______________________________
Name: Kelly Young
Title: Chief Executive Officer
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